UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): December 22, 2025

CORNER GROWTH ACQUISITION CORP.
(Exact name of registrant as specified in its charter)

Cayman Islands	001-39814	98-1563902
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

418 Broadway, #6183 Albany, NY	12207
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (347) 268-7868

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Units, each consisting of one Class A Ordinary Share, $0.0001 par value, and one-third of one redeemable warrant	COOLU	N/A

Class A Ordinary Shares included as part of the units	COOL	N/A

Redeemable warrants included as part of the units, each whole warrant exercisable for one Class A Ordinary Share at an exercise price of $11.50	COOLW	N/A

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.03. Amendments to Articles of Incorporation or Bylaws.

The information included in Item 5.07 is incorporated by reference into this item to the extent required.

Item 5.07. Submission of Matters to a Vote of Security Holders.

On October 31, 2024, Corner Growth Acquisition Corp. (the “Company”) held an extraordinary general meeting (the “Meeting”) to approve a proposal to amend the Company’s amended and restated memorandum and articles of association, as amended (the “Charter”), to effectuate an extension of time for the Company to consummate an initial business combination from December 31, 2025 to December 31, 2026, or such earlier liquidation and dissolution date as the Company’s board of directors may approve (the “Extension”). An aggregate of 979,815 ordinary shares of the Company, which represented a quorum of the outstanding ordinary shares entitled to vote as of the record date of November 18, 2025, were represented in person or by proxy at the Meeting.

The Company’s shareholders voted on the following proposals at the Meeting, which were approved:

(1)

Proposal No. 1 — The Extension Amendment Proposal — a proposal to amend the Company’s Charter to extend the date by which the Company has to consummate a business combination from December 31, 2025 to December 31, 2026 unless the closing of a business combination shall have occurred prior thereto or such earlier date as shall be determined by the Company’s Board of Directors in its sole discretion.  The following is a tabulation of the votes with respect to this proposal:

For	Against	Abstain	Broker Non-Votes
925,301	54,514	0	0

In connection with the Meeting, public holders of an aggregate of 660 Class A ordinary shares of the Company sold in its initial public offering (“public shares”) exercised, and did not reverse, their right to redeem their public shares.

A copy of the amendment to the Charter is attached hereto as Exhibit 3.1.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits

Exhibit	Description
3.1	Amendment to the Memorandum and Articles of Association as amended
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

2

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Corner Growth Acquisition Corp.

Date: December 22, 2025	By:	/s/ Xixuan Hei
	Name:	Xixuan Hei
	Title:	Chief Executive Officer

3